GABELLI INVESTOR FUNDS, INC. (the “Company”)

The Gabelli ABC Fund (the “Fund”)

Supplement dated October 10, 2013, to the Company’s Class AAA Shares Prospectus, Advisor Class Shares Prospectus, AAA Shares Summary Prospectus, and Advisor Class Shares Summary Prospectus dated April 30, 2013.

The minimum initial investment in the Fund was incorrectly disclosed as $1,000 for IRA or “Coverdell” Education Savings Plans and automatic monthly investment plans. The correct minimum initial investment must be at least $10,000.